The Wilmington Large Cap Growth Portfolio
                The Wilmington Large Cap Core Portfolio
                The Wilmington Small Cap Core Portfolio
         The Wilmington International Multi-Manager Portfolio
                The Wilmington Large Cap Value Portfolio
                 The Wilmington Mid Cap Value Portfolio
                The Wilmington Small Cap Value Portfolio

                         of WT Mutual Fund

                       Institutional Shares

   Supplement Dated June 28, 2002 To Prospectus Dated November 1, 2001

The information in this Supplement, updates the corresponding information in, and should be read in conjunction with, the Institutional Shares Prospectus of the Wilmington Funds - Equity Portfolios of WT Mutual Fund (the "Fund") dated November 1, 2001 (the "Prospectus").

SPECIAL MEETING OF SHAREHOLDERS OF THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO (THE "PORTFOLIO")

The Fund has filed preliminary proxy materials for a special meeting of shareholders of the Portfolio to be held on or about August 16, 2002 at which shareholders of the Portfolio of record at the close of business on June 28, 2002 are eligible to vote. The matters that the Fund's Board of Trustees has recommended for approval are:

* the approval of a new sub-advisory agreement among Rodney
Square Management Corporation ("RSMC"), Deutsche Asset
Management, Inc., and WT Investment Trust I (the
"Trust"), on behalf of the International Multi-Manager
Series of the Trust, the master fund of the Portfolio
(the "Series"); and

* the approval of a new sub-advisory agreement among RSMC, Julius Baer Investment Management, Inc., and the Trust, on behalf of the Series.

ADDITIONAL INFORMATION REGARDING FEES ON EXCHANGES AND REDEMPTIONS

Effective February 1, 2002, a fee of 1.00% of the total exchange amount (calculated at market value) will be imposed on exchanges of shares of a Wilmington Portfolio processed within 60 days of the purchase of such shares. This fee will apply on the redemption of shares required for an exchange. The information under the heading of "Exchange of Shares" on page 42 is hereby amended to add the following paragraph:

FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

The paragraph titled "Redemption Fees" under the heading of "Redemption of Shares" on page 40 of the Prospectus is deleted in its entirety and replaced with the following:

FEES ON REDEMPTIONS: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.